UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                    May 13, 2019

OCEANEERING INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10945 (Commission File Number)	95-2628227 (IRS Employer Identification No.)

11911 FM 529 Houston, TX (Address of principal executive offices)	77041 (Zip Code)

Registrant's telephone number, including area code: (713) 329-4500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2):
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.25 par value	OII	New York Stock Exchange

Item 7.01    Regulation FD Disclosure.

On May 14, 2019, Alan R. Curtis, Oceaneering's Senior Vice President and Chief Financial Officer, will meet with institutional investors at the TPH 2019 Hotter 'N Hell Energy Conference in Houston, Texas. Interested parties may view the handout given to investors through the Investor Relations section of Oceaneering's website, at www.oceaneering.com, beginning on May 13, 2019, after the close of the market.
The definitions and rationale for the use of the non-GAAP terms EBITDA and Free Cash Flow in the Supplemental Financial Information section of the handout and the reconciliations to their most directly comparable GAAP financial measures can be found where the terms first appear.
The information furnished pursuant to this Item 7.01 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
Please note that certain statements in the handout are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995 and are subject to the "Safe Harbor" provisions of those statutes. Forward-looking statements are generally accompanied by words such as "estimate," "project," "predict," "believe," "expect," "anticipate," "plan," "guidance," "forecast," "budget," "goal," "should," "would" or other words that convey the uncertainty of future events or outcomes. Among other items, the forward-looking statements in the handout include statements regarding Oceaneering's:

•	belief that:

◦	we have a strong portfolio of diversified services and products;

◦	we have a geographically dispersed asset base and revenue streams;

◦	we serve blue chip customers;

◦	we have strong market positions;

◦	we are growing our non-energy segment;

◦	we are increasing our participation in Offshore Renewables; and

◦	offshore activity levels are increasing;

•	belief that we manage our business by promoting safety, health, environment, community relations, diverse workforce, and ethics and compliance;

•	expectation that floating rig demand will increase;

•	belief that we deliver value to our customers by improving the long-term cost structure of our ROV fleet;

•	ROV 2019 outlook, including

◦	second quarter forecast of improved results;

◦
full-year forecast of increased days on hire; fleet utilization in upper 50% range, service utilization stabilized around 70% drill support to 30% vessel-based, and adjusted EBITDA margin to remain relatively flat;

•
expectation that several existing letters of intent will be converted to final contract awards during the second quarter, resulting in good umbilical and hardware order intake during the first half of 2019;

•	forecast that our book-to-bill ratio will be above 1.25 for 2019;

•	belief in the capabilities and benefits of our well intervention systems;

•	Subsea Products 2019 outlook, including

◦	second quarter forecast of flat results on higher revenue and increased throughput in manufactured products unit, and

◦
year-over-year forecast of improved results on good order intake in first half of 2019, increased throughput in Manufactured Products, increased activity and contribution from Service and Rentals, and operating income margin in mid-single digit range;

•
belief that our Ecosse acquisition is an opportunity to expand the Subsea Projects service line capabilities, grow our market position within the offshore renewable energy market, and provide our customers with proven tools to optimize project installations;

•	Subsea Projects 2019 outlook, including

◦	second quarter forecast of improved results and Ocean Evolution going into service; and

◦	year-over-year forecast of improved results on better Survey and Renewables performance, lower results from Vessels, competitive but stabilized day rates;

•	Asset Integrity 2019 outlook, including

◦	sequential and year-over-year flat results and continued competitive contract pricing;

•	Advanced Technologies 2019 outlook, including

◦	sequentially higher operating income from moderate improvements in both Commercial and Government-related; and

◦	year-over-year forecast of continued high activity levels in our commercial units, and modest growth in our government-related units;

•	forecast of sequential segment operating results and unallocated expenses as compared to the prior quarter;

•	expectation of generating full-year positive free cash flow based on our anticipation of increased activity across all of our segments;

•
anticipation that ROV, Subsea Products, Subsea Projects, and Advanced Technologies will generate improved full-year results, with the largest increases in profitability occurring in Subsea Products and Advanced Technologies;

•	anticipation of generating full-year EBITDA of $150 million to $180 million, with positive EBITDA contributions from each of our operating segments;

•
expectation for 2019 of higher overall activity and stabilized pricing within our energy segments, modest activity improvement within our government businesses and improved performance in our commercial businesses;

•
forecast for 2019 that organic capital expenditures will total between $105 million and $125 million; including approximately $40 million to $50 million of maintenance capital expenditures and $65 million to $75 million of growth capital expenditures, including the purchase of equipment needed to support the Brazil drill pipe riser contract awarded last year and the final payments to complete the Jones Act vessel Ocean Evolution;

•	anticipation that Unallocated Expenses for 2019 will increase on higher projected performance-based incentive compensation expenses to average $35 million per quarter as we

◦	expect to achieve our performance targets for 2019, as well as longer-term as we

◦	expect increase in offshore activities, a more stable pricing environment, realized benefits from ongoing cost and performance initiatives, and continued growth in our Advanced Technologies segment;

•
anticipated year-over-year higher net interest expense as a result of a full year of payments on our $300 million of senior notes, recognition of previously capitalized interest on the Ocean Evolution, and higher floating interest rates;

•	expectation that our 2019 income tax payments will be approximately $25 million;

•	belief regarding key enablers to offshore energy;

•	belief that an offshore cycle inflection is underway based on our confidence in third party research data points;

•	belief that offshore spending is expected to increase beyond 2019; and

•	belief that the offshore energy markets continue to be challenged in 2019.

These forward-looking statements are based on our current information and expectations that involve a number of risks, uncertainties, and assumptions. Among the factors that could cause the actual results to differ materially from those indicated in the forward-looking statements are:

•	worldwide demand for oil and gas;

•	general economic and business conditions and industry trends;

•	delays in deliveries of deepwater drilling rigs;

•	delays in or cancellations of deepwater development activities;

•	the ability of the Organization of Petroleum Exporting Countries, or OPEC, to set and maintain production levels;

•	the level of production by non-OPEC countries;

•	the ability of oil and gas companies to generate funds for capital expenditures;

•	contract modifications or cancellations;

•	domestic and foreign tax policy;

•	changes in tax laws, regulations and interpretation by taxing authorities;

•	laws and governmental regulations that restrict exploration and development of oil and gas in various offshore jurisdictions;

•	technological changes;

•	the political environment of oil-producing regions;

•	the price and availability of alternative fuels; and

•	overall economic conditions.

Should one or more of these risks or uncertainties materialize, or should the assumptions underlying the forward-looking statements prove incorrect, actual outcomes could vary materially from those indicated. For additional information regarding these and other factors that could cause our actual results to differ materially from those expressed in our forward-looking statements, see our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2018 and our Quarterly Reports on Form 10-Q.

Except as required by applicable law, we do not undertake any obligation to update or revise any of our forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANEERING INTERNATIONAL, INC.

Date:	May 13, 2019	By:	/S/ ALAN R. CURTIS
Alan R. Curtis
Senior Vice President and Chief Financial Officer